Henan Lingbao New Materials Technology Co.,Ltd.

(formerly Nanyang Lingbao Pearl Pigment Co. Ltd).

ADD: LIHE ECOSYSTEM INDUSTRIAL PARK, WANCHENG, NANYANG CITY, HENAN PROVINCE, P.R.CHINA. TEL: 86 0377-66082663 FAX: 86 0377-66082669

PROFORMA INVOICE

P/I NO: LB25AG0608NYP DATE: 08/06/2025

TO : SICILEM S.A.

Add : RINCON 468 P. 4, MONTEVIDEO, URUGUAY, POST CODE: 1100 ; RUC NUMBER: [redacted]

Item	Description of Goods	Quantity (KG)	FOB Unit Price (USD/KG)	Amount (USD)
LB100	Silver White Pearl	8 550	**2.9474**	25 200.00
LB300N	Gold Pearl	450	**5.0000**	2 250.00
LB100	Silver White Pearl	8 550	**2.9474**	25 200.00
LB300N (307)	Gold Pearl	450	**5.0000**	2 250.00
Total		18 000	Total	**54 900.00**
Total: USD FIFTY - FOUR THOUSAND NINE HUNDRED ONLY				
Note: PACKING: CARTONS with plastic bags inside: 36×36×46cm3, 25kg/ CTN				

1、 SHIPMENT: VESSEL FROM SHANGHAI SEA PORT TO **BUENOS AIRES,ARGENTINA.**

2、LOADING PORT：SHANGHAI SEA PORT ,CHINA 起运港 ： 上海；中国

3、DESTINATION PORT：**BUENOS AIRES,ARGENTINA** 目的港 ：布宜诺斯艾利斯；阿根廷

4、 PAYMENT：30% T/T IN ADVANCE ；70% D/P 90 DAYS **支付手段 ： 30% 预付 ;70% D/P 90 天.**

5、 PRICE TERMS: FOB SHANGHAI SEA PORT,CHINA 价格条款： FOB 上海，中国

BANK INFORMATION: Beneficiary's Bank:

[redacted]

BENEFICIARY: *Henan Lingbao New Materials Technology Co.,Ltd. (formerly Nanyang Lingbao Pearl Pigment Co. Ltd)*

Account number: [redacted]

The seller: *Henan Lingbao New Materials Technology Co.,Ltd. (formerly Nanyang Lingbao Pearl Pigment Co. Ltd).*